UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2010

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Income Strategies

Goldman Sachs Fund of Funds Portfolios

■	BALANCED STRATEGY

■	EQUITY GROWTH STRATEGY

■	GROWTH AND INCOME STRATEGY

■	GROWTH STRATEGY

■	INCOME STRATEGIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Market Review	3
Investment Process	5
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	31
Financial Statements	36
Notes to Financial Statements	42
Financial Highlights	56
Report of Independent Registered Public Accounting Firm	66
Other Information	67

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectus.

The Balanced Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Short Duration Government, Goldman Sachs Global Income, Goldman Sachs Core Fixed Income, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Equity Growth Strategy Portfolio invests substantially all of its assets in affiliated domestic and international equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Growth and Income Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, Goldman Sachs Core Fixed Income and Goldman Sachs Global Income Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The Growth Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Income Strategies Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs U.S. Equity Dividend and Premium, Goldman Sachs International Equity Dividend and Premium, Goldman Sachs International Real Estate Securities, Goldman Sachs High Yield, Goldman Sachs Global Income, Goldman Sachs Local Emerging Markets Debt, Goldman Sachs Investment Grade Credit and Goldman Sachs Emerging Markets Debt Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the 12-month period ended December 31, 2010 (the “Reporting Period”).

Investment Process

The Portfolios invest their assets in a strategic mix of underlying funds. We allow strategic targets to shift with their respective market returns but we continue to adjust tactical tilts on a quarterly basis to reflect our latest views. We adjust the overall asset allocation of the Portfolios based on current market conditions and our economic and market forecasts.

Market Review

Despite heightened uncertainty, the U.S. financial markets posted substantial gains during the Reporting Period.

U.S. consumer spending increased steadily during the first quarter of 2010, and European confidence in the economic outlook improved. As a sign of a more sustained U.S. recovery, the Federal Reserve (the “Fed”) began to scale back the support programs it had established to enhance liquidity in the credit markets and also raised the discount rate, which is the rate it charges to banks for short-term loans. In this environment, equities and the non-Treasury fixed income sectors generally posted solid gains.

In late April, investor sentiment turned sharply, as concerns over Europe’s sovereign debt issues intensified. The U.S. economy continued its recovery, but growth momentum appeared to be stalling as the boost from fiscal stimulus and inventory restocking began to fade. The Fed suggested that “financial conditions have become less supportive of economic growth,” while first quarter Gross Domestic Product (GDP) was revised down slightly to 2.7% from 3.0%. Consumer confidence fell sharply and private sector payroll growth was weaker than expected. Fears that Chinese demand, and therefore global demand, might be slowing also soured market sentiment. Investors increasingly focused on the potential impact of a growing government appetite for regulation and mounting evidence that the global economic recovery might be losing steam.

As investors lost their appetite for risk, U.S. and international equity markets dropped sharply, breaking a four-quarter winning streak. First-quarter gains were erased by the end of June 2010, sending most major equity indices into negative territory for the first half of the Reporting Period. In the fixed income markets, interest rates declined amid a broad flight to quality, an increase in global risk premiums, and higher demand for U.S. Treasuries as a safe haven.

During the third quarter, the equity markets roared back on strong corporate earnings announcements as well as news that the U.S. had officially come out of recession in June. As U.S. Treasury yields hovered near record lows, investors refocused their attention on high dividend yielding stocks. Nevertheless, concerns remained about the pace of the economic recovery, evidenced by the Fed’s signaling a willingness to take further stimulative action, if necessary.

During the fourth quarter, interest rates rose and bond prices fell, offsetting some of the gains made in the bond market during the first nine months of 2010. The increase in rates was due primarily to improving economic data and higher 2011 growth forecasts as a result of the Fed’s efforts to stimulate the economy as well as to tax cut extensions and other fiscal stimulus measures that were passed by Congress in early December. The

MARKET REVIEW

Reporting Period ended on a note of optimism, as December economic data included robust retail sales figures and strong increases in purchasing and manufacturing.

For the Reporting Period overall, U.S. equities posted double-digit increases, outperforming international equities. In fixed income, the U.S. bond market turned in solid results, while emerging market bonds and local emerging market bonds, which are denominated in the issuing government’s local currency, performed strongly.

The performance of satellite asset classes during the Reporting Period was strongly positive. Satellite asset classes are those that have been generally underutilized by the typical investor and that historically have had low correlations to traditional market exposures such as large-cap equities and investment grade fixed income.

In implementing both our core and satellite strategies, we generally preferred equities over fixed income during the Reporting Period.

EQUITIES

■	Regional — We favored U.S. equities over international equities during the first half of the Reporting Period, becoming somewhat neutral during the third quarter. By the fourth quarter, the Portfolios had become increasingly overweight international equities versus U.S. equities. We moderated our bullish view of emerging markets equities versus developed markets equities, shifting to neutral by the fourth quarter as strong investment flows for emerging markets equities were offset by expensive valuations and weak momentum.

We implemented our country level views within the Goldman Sachs Structured International Equity Fund and the Goldman Sachs Structured Emerging Markets Equity Fund, which served as underlying funds during the Reporting Period. At the end of the Reporting Period, we favored the Netherlands because of attractive valuations and supportive macroeconomic conditions. We were also bullish on Belgium as a result of supportive macroeconomic conditions and strong momentum. We held negative views on Switzerland and the U.K. as a result of weak momentum and additionally, in the case of Switzerland, less supportive macroeconomic conditions.

Within emerging markets equities at the end of the Reporting Period, we favored Chile primarily as a result of strong momentum. We were also bullish on Egypt because of supportive macroeconomic conditions, high risk premiums, good investment flows and attractive valuations. Our bearish views of China and South Africa were the result of weak momentum, unfavorable long-term value and low risk premiums.

■	Style and Size — Among U.S. equities, we maintained for most of the Reporting Period a modestly overweighted position through the underlying funds in value stocks because they appeared relatively inexpensive compared to growth stocks.

Through underlying funds, the Portfolios maintained an overweight to small-cap stocks relative to large-cap stocks. Our preference was driven by strong short-term momentum and what we perceived to be supportive macroeconomic conditions for small-cap equities.

FIXED INCOME

We favored international fixed income over U.S. fixed income during the Reporting Period largely because international bonds seemed relatively inexpensive compared to domestic bonds. Because of a supportive interest rate environment and strong momentum, we favored high yield bonds over investment grade bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

What Differentiates Goldman Sachs’
Approach to Asset Allocation?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale:

EACH GOLDMAN SACHS
ASSET ALLOCATION
PORTFOLIO SEEKS TO
DELIVER:
 ■ Comprehensive investment strategies for any life stage
 ■ Automatic diversification and risk management benefits
 ■ Forward-looking, quarterly tactical reallocation
 ■ Simplicity and efficiency

 ■ Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 110 professionals with significant academic and practitioner experience.

 ■ Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Portfolio (each, a “Portfolio”). These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team
Each Fund of Funds Portfolio represents a diversified global portfolio on the efficient frontier. The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team
For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes eight active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Equity country selection	Which international countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

Mutual Fund Portfolio Management Teams
Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios – Asset Allocation

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Asset Allocation Portfolios’ performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Asset Allocation Portfolios (the “Portfolios”) perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns of 8.46%, 7.62%, 7.64%, 8.89%, 8.44%, 8.74% and 8.21%, respectively. This compares to the 9.16% average annual total return of the Portfolio’s blended benchmark, which is comprised 60% of the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”), 20% of the Standard & Poor’s 500 Index (“S&P® 500 Index”) and 20% of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”), during the same period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns of 12.66%, 11.89%, 11.83%, 13.09%, 12.53%, 12.89% and 12.34%, respectively. This compares to the 11.71% average annual total return of the Portfolio’s blended benchmark, which is comprised 50% of the S&P® 500 Index and 50% of the MSCI EAFE Index, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns of 10.12%, 9.35%, 9.27%, 10.64%, 10.04%, 10.34% and 9.96%, respectively. This compares to the 10.20% average annual total return of the Portfolio’s blended benchmark, which is comprised 40% of the BCAB Index, 30% of the S&P® 500 Index and 30% of the MSCI EAFE Index, during the same period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns of 11.46%, 10.63%, 10.52%, 11.90%, 11.30%, 11.66% and 11.20%, respectively. This compares to the 11.05% average annual total return of the Portfolio’s blended benchmark, which is comprised 40% of the S&P® 500 Index, 40% of the MSCI EAFE Index and 20% of the BCAB Index, during the same period.

The components of the Portfolios’ blended benchmarks, the S&P® 500 Index (with dividends reinvested), the BCAB Index and the MSCI EAFE Index, generated average annual total returns of 15.06%, 6.54% and 8.21%, respectively, during the same period.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	Both our strategic, long-term asset allocation policy and our quarterly tactical views contributed to the Portfolios’ results during the Reporting Period. Underlying fund performance detracted from the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Equity Growth Strategy Portfolio. It contributed positively to the Goldman Sachs Balanced Strategy Portfolio and did not have a significant impact on the Goldman Sachs Growth and Income Strategy Portfolio.

PORTFOLIO RESULTS

Q	How did Global Tactical Asset Allocation decisions help the Portfolios’ performance during the Reporting Period?

A	As indicated, the implementation of our quarterly tactical views added to the performance of the Portfolios. The Portfolios’ overweight to equities versus fixed income boosted results, especially during the second half of the Reporting Period, as equities outperformed fixed income. An overweighted position to small-cap stocks versus large-cap stocks was also advantageous. Small-cap stocks significantly outpaced large-cap stocks during the Reporting Period. Also contributing to performance was our bullish view on emerging markets equities versus developed markets equities during the second and third quarters. Although an overweight to international equities versus U.S. equities detracted during the fourth quarter, these losses were partially offset by gains in the first half of the Reporting Period when the Portfolios were underweight international equities relative to U.S. equities. The Portfolios’ underweighted allocation to U.S. fixed income versus international fixed income modestly detracted, while our bullish view on high yield bonds versus investment grade bonds added slightly to returns. Our other asset class tactical views did not have a significant impact on performance.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs Strategic Growth Fund and the Goldman Sachs Structured Large Cap Growth Fund underperformed their respective benchmark indices most during the Reporting Period. The Goldman Sachs International Small Cap Fund and the Goldman Sachs Structured Small Cap Equity Fund outperformed their respective benchmarks most during the Reporting Period.

On the fixed income side, the Goldman Sachs High Yield Fund underperformed its benchmark index most during the Reporting Period. The Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Core Fixed Income Fund outperformed their respective benchmark indices most during the Reporting Period.

Q	How did the Portfolios use derivatives during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	Because of their inexpensive long-term valuations and strong growth prospects, we increased the Portfolios’ modest overweight to equities versus fixed income. During the first half of the Reporting Period, we favored U.S. equities over international equities because of supportive macroeconomic conditions and strong momentum. Although we were neutral during the third quarter, we became bullish on international equities versus U.S. equities during the fourth quarter, largely because of strong momentum and supportive macroeconomic conditions in non-U.S. equity markets. Until the fourth quarter, when we adopted a relatively neutral position in response to weak momentum, we preferred value stocks over growth stocks. We preferred emerging markets equities over developed markets equities for most of the Reporting Period, moving to neutral during the fourth quarter because of expensive valuations and weak momentum. Within fixed income, we became increasingly bullish on non-U.S. fixed income versus U.S. fixed income as a result of their strong momentum and attractive valuations.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team makes eight active decisions within the Portfolios based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their longer-term, strategic weights) in an effort to benefit from changing conditions in global capital markets.

PORTFOLIO RESULTS

Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity and fixed income portions of the Portfolios in line with our long-term target weights for equity and fixed income. This rebalancing process is also informed by our views on asset class correlations and volatilities, changes in global market capitalization across asset classes and regions, and our goal of maintaining a minimum 1.0% weight in every underlying fund held by a Portfolio.

Since the previous annual rebalance in 2009, value stocks, growth stocks and international equities had posted gains. Therefore, the Portfolios experienced an increase in their weightings in these asset classes relative to fixed income. We reduced these positions by trimming overall equity exposure. Domestic bonds saw the largest increases in weight on a strategic basis relative to the weights prior to the rebalance. We completed the 2010 annual rebalance in June.

As of the end of the Reporting Period, we had increased our bullish view on stocks relative to bonds, a view driven by inexpensive long-term equity valuations. Within the U.S. equity market, the Portfolios were neutral on value stocks versus growth stocks because, in our view, the supportive macroeconomic conditions that existed for value stocks were offset by their lower risk premiums. The Portfolios remained overweight to small-cap stocks versus large-cap stocks primarily because of strong short-term momentum. Because of expensive valuations, weak momentum and poor investment flows, we were slightly bearish on emerging markets equity versus developed markets equity. We continued to prefer U.S. equity over international equity as a result of supportive macroeconomic conditions and strong momentum in the U.S. equity markets. In fixed income, we had moderated our strong preference for international fixed income relative to U.S. fixed income because of strong short-term momentum in international bonds. We remained slightly bullish on high yield versus investment grade fixed income given a supportive interest rate environment and strong momentum.

FUND BASICS

Balanced Strategy
as of December 31, 2010

PERFORMANCE REVIEW

	Portfolio Total Return	Balanced Strategy
January 1, 2010–December 31, 2010	(based on NAV)[1]	Composite Index[2]

Class A	8.46%	9.16%
Class B	7.62	9.16
Class C	7.64	9.16
Institutional	8.89	9.16
Service	8.44	9.16
Class IR	8.74	9.16
Class R	8.21	9.16

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of the BCAB Index (60%), the S&P 500 Index (20%) and the MSCI EAFE Index (20%). The Balanced Composite figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	2.51%	2.62%	3.73%	4.10%	1/2/98
Class B	2.54	2.58	3.67	4.07	1/2/98
Class C	6.62	3.00	3.54	3.78	1/2/98
Institutional	8.89	4.20	4.73	4.98	1/2/98
Service	8.44	3.68	4.16	4.46	1/2/98
Class IR	8.74	N/A	N/A	1.26	11/30/07
Class R	8.21	N/A	N/A	0.75	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.36%
Class B	2.05	2.11
Class C	2.05	2.11
Institutional	0.90	0.96
Service	1.40	1.46
Class IR	1.05	1.11
Class R	1.55	1.61

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2010 to December 31, 2010. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS7

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments include repurchase agreements, if any. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary
December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced January 2, 1998)
Excluding sales charges	8.46%	3.78%	4.32%	4.55%
Including sales charges	2.51%	2.62%	3.73%	4.10%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	7.62%	2.99%	3.67%	4.07%
Including contingent deferred sales charges	2.54%	2.58%	3.67%	4.07%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	7.64%	3.00%	3.54%	3.78%
Including contingent deferred sales charges	6.62%	3.00%	3.54%	3.78%

Institutional Shares (Commenced January 2, 1998)	8.89%	4.20%	4.73%	4.98%

Service Shares (Commenced January 2, 1998)	8.44%	3.68%	4.16%	4.46%

Class IR (Commenced November 30, 2007)	8.74%	n/a	n/a	1.26%

Class R (Commenced November 30, 2007)	8.21%	n/a	n/a	0.75%

FUND BASICS

Equity Growth Strategy
as of December 31, 2010

PERFORMANCE REVIEW

	Portfolio Total Return	Equity Growth Strategy
January 1, 2010–December 31, 2010	(based on NAV)[1]	Composite Index[2]

Class A	12.66%	11.71%
Class B	11.89	11.71
Class C	11.83	11.71
Institutional	13.09	11.71
Service	12.53	11.71
Class IR	12.89	11.71
Class R	12.34	11.71

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Equity Growth Strategy Composite Index (“Equity Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Equity Growth Composite is comprised of the S&P 500 Index (50%) and the MSCI EAFE Index (50%). The Equity Growth Composite figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	6.43%	0.01%	2.68%	3.08%	1/2/98
Class B	6.83	-0.01	2.61	3.05	1/2/98
Class C	10.82	0.41	2.50	2.78	1/2/98
Institutional	13.09	1.54	3.67	3.92	1/2/98
Service	12.53	1.05	3.16	3.42	1/2/98
Class IR	12.89	N/A	N/A	-5.85	11/30/07
Class R	12.34	N/A	N/A	-6.17	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.36%	1.44%
Class B	2.11	2.19
Class C	2.11	2.19
Institutional	0.96	1.04
Service	1.46	1.54
Class IR	1.11	1.19
Class R	1.61	1.69

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2010 to December 31, 2010. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.
[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS7

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Performance Summary
December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Equity Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced January 2, 1998)
Excluding sales charges	12.66%	1.14%	3.26%	3.53%
Including sales charges	6.43%	0.01%	2.68%	3.08%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	11.89%	0.39%	2.61%	3.05%
Including contingent deferred sales charges	6.83%	−0.01%	2.61%	3.05%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	11.83%	0.41%	2.50%	2.78%
Including contingent deferred sales charges	10.82%	0.41%	2.50%	2.78%

Institutional Shares (Commenced January 2, 1998)	13.09%	1.54%	3.67%	3.92%

Service Shares (Commenced January 2, 1998)	12.53%	1.05%	3.16%	3.42%

Class IR (Commenced November 30, 2007)	12.89%	n/a	n/a	–5.85%

Class R (Commenced November 30, 2007)	12.34%	n/a	n/a	–6.17%

FUND BASICS

Growth and Income Strategy
as of December 31, 2010

PERFORMANCE REVIEW

	Portfolio Total Return	Growth and Income
January 1, 2010–December 31, 2010	(based on NAV)[1]	Strategy Composite Index[2]

Class A	10.12%	10.20%
Class B	9.35	10.20
Class C	9.27	10.20
Institutional	10.64	10.20
Service	10.04	10.20
Class IR	10.34	10.20
Class R	9.96	10.20

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of the BCAB Index (40%), the S&P 500 Index (30%) and the MSCI EAFE Index (30%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	4.07%	1.29%	3.51%	3.99%	1/2/98
Class B	4.27	1.29	3.46	3.95	1/2/98
Class C	8.26	1.68	3.32	3.66	1/2/98
Institutional	10.64	2.86	4.51	4.86	1/2/98
Service	10.04	2.34	3.99	4.33	1/2/98
Class IR	10.34	N/A	N/A	-1.98	11/30/07
Class R	9.96	N/A	N/A	-2.38	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.34%	1.38%
Class B	2.09	2.13
Class C	2.09	2.13
Institutional	0.94	0.98
Service	1.44	1.48
Class IR	1.09	1.13
Class R	1.59	1.63

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2010 to December 31, 2010. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.
[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS7

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary
December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced January 2, 1998)
Excluding sales charges	10.12%	2.45%	4.09%	4.44%
Including sales charges	4.07%	1.29%	3.51%	3.99%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	9.35%	1.69%	3.46%	3.95%
Including contingent deferred sales charges	4.27%	1.29%	3.46%	3.95%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	9.27%	1.68%	3.32%	3.66%
Including contingent deferred sales charges	8.26%	1.68%	3.32%	3.66%

Institutional Shares (Commenced January 2, 1998)	10.64%	2.86%	4.51%	4.86%

Service Shares (Commenced January 2, 1998)	10.04%	2.34%	3.99%	4.33%

Class IR (Commenced November 30, 2007)	10.34%	n/a	n/a	–1.98%

Class R (Commenced November 30, 2007)	9.96%	n/a	n/a	–2.38%

FUND BASICS

Growth Strategy
as of December 31, 2010

PERFORMANCE REVIEW

	Portfolio Total Return	Growth Strategy
January 1, 2010–December 31, 2010	(based on NAV)[1]	Composite Index[2]

Class A	11.46%	11.05%
Class B	10.63	11.05
Class C	10.52	11.05
Institutional	11.90	11.05
Service	11.30	11.05
Class IR	11.66	11.05
Class R	11.20	11.05

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of the S&P 500 Index (40%), the MSCI EAFE Index (40%) and the BCAB Index (20%). The Growth Composite figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	5.37%	0.10%	2.78%	3.26%	1/2/98
Class B	5.56	0.08	2.72	3.23	1/2/98
Class C	9.51	0.49	2.58	2.95	1/2/98
Institutional	11.90	1.65	3.78	4.13	1/2/98
Service	11.30	1.14	3.25	3.60	1/2/98
Class IR	11.66	N/A	N/A	-4.60	11/30/07
Class R	11.20	N/A	N/A	-5.03	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.36%	1.41%
Class B	2.11	2.16
Class C	2.11	2.16
Institutional	0.96	1.01
Service	1.46	1.51
Class IR	1.11	1.16
Class R	1.61	1.66

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2010 to December 31, 2010. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.
[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS7

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary
December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), the Morgan Stanley Capital International Europe, Australasia, and the Far East Index (“MSCI EAFE”) and the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced January 2, 1998)
Excluding sales charges	11.46%	1.24%	3.36%	3.71%
Including sales charges	5.37%	0.10%	2.78%	3.26%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	10.63%	0.49%	2.72%	3.23%
Including contingent deferred sales charges	5.56%	0.08%	2.72%	3.23%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	10.52%	0.49%	2.58%	2.95%
Including contingent deferred sales charges	9.51%	0.49%	2.58%	2.95%

Institutional Shares (Commenced January 2, 1998)	11.90%	1.65%	3.78%	4.13%

Service Shares (Commenced January 2, 1998)	11.30%	1.14%	3.25%	3.60%

Class IR (Commenced November 30, 2007)	11.66%	n/a	n/a	–4.60%

Class R (Commenced November 30, 2007)	11.20%	n/a	n/a	–5.03%

PORTFOLIO RESULTS

Fund of Funds Portfolios – Income Strategies

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Income Strategies Portfolio (the “Portfolio”) perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, IR and R Shares generated average annual total returns of 12.36%, 11.46%, 12.83%, 12.66% and 12.00%, respectively. This compares to the 10.40% average annual total return of the Portfolio’s blended benchmark, which is comprised 60% of the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and 40% of the Standard & Poor’s 500 Index (“S&P® 500 Index”), during the same period.

The components of the blended benchmark, the BCAB Index and the S&P® 500 Index (each with dividends reinvested), generated average annual total returns of 6.54% and 15.06%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio’s relative outperformance during the Reporting Period was the result of both our strategic, long-term allocation and our quarterly tactical decisions. The performance of the Portfolio’s underlying funds also contributed positively to results.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolio’s performance during the Reporting Period?

A	As indicated, the implementation of our quarterly tactical views enhanced the Portfolio’s relative returns. An overweight in equities versus fixed income added the most to results, particularly during the second half of the Reporting Period, as the equity markets outperformed the fixed income markets. Our other asset class tactical views did not have a material impact on performance.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolio’s underlying equity funds, the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund outperformed their respective benchmark indices most during the Reporting Period. The Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs Real Estate Securities Fund underperformed their respective benchmark indices most during the Reporting Period.

Among the fixed income underlying funds, the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Investment Grade Credit Fund outperformed their respective benchmark indices most during the Reporting Period. The Goldman Sachs High Yield Fund and the Goldman Sachs Government Income Fund underperformed their benchmark indices most during the Reporting Period.

Q	How did the Portfolio use derivatives during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

PORTFOLIO RESULTS

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	We slightly increased our bullish view on stocks relative to bonds, a view driven by inexpensive long-term equity valuations and strong growth prospects. During the first half of the Reporting Period, we favored U.S. equities versus international equities because of supportive U.S. macroeconomic conditions and strong momentum in U.S. stocks. In the third quarter, we adopted a neutral view on U.S. equities relative to international equities. Although we considered U.S. stocks to be inexpensive relative to international stocks, this was offset in our opinion by supportive macroeconomic conditions for international equities. In the fourth quarter, because of strong momentum and supportive macroeconomic conditions in non-U.S. equity markets, we became bullish on international equities versus U.S. equities.

Within fixed income, we became increasingly bullish on international bonds versus U.S. bonds during the first half of the Reporting Period, primarily because non-U.S. fixed income appeared relatively inexpensive compared to U.S. fixed income. Although we modestly reduced our bullish view during the second half of the Reporting Period, we continued to favor international fixed income versus U.S. fixed income because of stronger momentum in non-U.S. bond markets. We remained slightly bullish on high yield bonds versus investment grade bonds because of a supportive interest rate environment and strong momentum.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team makes four active decisions within the Portfolio based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their long term weights) in an effort to benefit from changing conditions in global capital markets.

Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity and fixed income portions of the Portfolio in line with our long-term target weights for equity and fixed income. This rebalancing process is also informed by our views on asset class correlations and volatilities, changes in global market capitalization across asset classes and regions, and our goal of maintaining a minimum 1.0% weight in every underlying fund held by the Portfolio.

Since the previous annual rebalance in 2009, value stocks, growth stocks and international equities had posted gains. Therefore, the Portfolio experienced an increase in its weightings in these asset classes relative to fixed income. We reduced these positions by trimming overall equity exposure. Domestic bonds saw the largest increases in weight on a strategic basis relative to the weights prior to the rebalance. We completed the 2010 annual rebalance in June.

At the end of the Reporting Period, we had increased our bullish view on stocks relative to bonds, largely because of long-term equity valuations. At the end of the Reporting Period, we were bullish on U.S. equities versus international equities because of supportive macroeconomic conditions and strong momentum in the U.S. stock markets.

In fixed income, we were neutral on international versus U.S. fixed income as the attractive valuations of U.S. bonds were offset by their weak momentum. We remained modestly bullish on high yield relative to investment grade fixed income, a view driven by a supportive interest rate environment and strong momentum.

FUND BASICS

Income Strategies
as of December 31, 2010

PERFORMANCE REVIEW

	Portfolio Total Return	Income Strategies
January 1, 2010–December 31, 2010	(based on NAV)[1]	Composite Index[2]

Class A	12.36%	10.40%
Class C	11.46	10.40
Institutional	12.83	10.40
Class IR	12.66	10.40
Class R	12.00	10.40

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Income Strategies Composite Index (“Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Income Composite is comprised of the BCAB Index (60%) and the S&P 500 Index (40%). The Income Composite figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Class A	6.22%	-0.06%	3/30/07
Class C	10.42	0.68	3/30/07
Institutional	12.83	1.85	3/30/07
Class IR	12.66	1.47	11/30/07
Class R	12.00	1.02	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.38%	2.57%
Class C	2.13	3.32
Institutional	0.98	2.17
Class IR	1.13	2.32
Class R	1.63	2.82

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2010 to December 31, 2010. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.
[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS7

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Performance Summary
December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (the “S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Income Strategies Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Since Inception

Class A (Commenced March 30, 2007)
Excluding sales charges	12.36%	1.45%
Including sales charges	6.22%	–0.06%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	11.46%	0.68%
Including contingent deferred sales charges	10.42%	0.68%

Institutional Shares (Commenced March 30, 2007)	12.83%	1.85%

Class IR (Commenced November 30, 2007)	12.66%	1.47%

Class R (Commenced November 30, 2007)	12.00%	1.02%

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.1%

Equity – 45.4%
10,122,638	Goldman Sachs Structured International Equity Fund – 14.3%	$106,085,249
3,843,615	Goldman Sachs Structured Large Cap Growth Fund – 6.4%	47,699,260
4,556,960	Goldman Sachs Structured Large Cap Value Fund – 6.2%	45,888,585
2,351,289	Goldman Sachs Structured Small Cap Equity Fund – 4.0%	29,461,649
2,553,372	Goldman Sachs Structured International Small Cap Fund – 3.0%	22,086,670
2,346,806	Goldman Sachs Structured Emerging Markets Equity Fund – 2.9%	21,590,612
1,938,707	Goldman Sachs Strategic Growth Fund – 2.7%	20,395,200
1,659,741	Goldman Sachs Large Cap Value Fund – 2.6%	19,734,316
2,083,253	Goldman Sachs International Real Estate Securities Fund – 1.7%	12,916,166
974,380	Goldman Sachs Real Estate Securities Fund – 1.6%	12,296,672

		338,154,379

Fixed Income – 54.7%
14,475,102	Goldman Sachs Short Duration Government Fund – 19.9%	147,935,539
10,671,245	Goldman Sachs Global Income Fund – 18.3%	135,951,658
4,999,335	Goldman Sachs Core Fixed Income Fund – 6.6%	49,193,453
4,508,864	Goldman Sachs Commodity Strategy Fund – 3.7%	27,233,536
3,351,128	Goldman Sachs High Yield Fund – 3.3%	24,463,236
1,191,081	Goldman Sachs Local Emerging Markets Debt Fund – 1.5%	11,339,089
869,014	Goldman Sachs Emerging Markets Debt Fund – 1.4%	10,758,387

		406,874,898

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.1%
(Cost $674,786,028)		$745,029,277

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(865,353)

NET ASSETS – 100.0%		$744,163,924

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.3%

Equity – 94.3%
18,684,130	Goldman Sachs Structured International Equity Fund – 35.4%	$195,809,686
6,758,072	Goldman Sachs Structured Large Cap Growth Fund – 15.2%	83,867,669
7,981,533	Goldman Sachs Structured Large Cap Value Fund – 14.5%	80,374,034
3,399,212	Goldman Sachs Strategic Growth Fund – 6.5%	35,759,714
2,909,877	Goldman Sachs Large Cap Value Fund – 6.3%	34,598,437
3,039,165	Goldman Sachs Structured Emerging Markets Equity Fund – 5.0%	27,960,321
2,063,055	Goldman Sachs Structured Small Cap Equity Fund – 4.7%	25,850,074
2,370,057	Goldman Sachs Structured International Small Cap Fund – 3.7%	20,500,994
1,379,202	Goldman Sachs International Real Estate Securities Fund – 1.5%	8,551,051
643,774	Goldman Sachs Real Estate Securities Fund – 1.5%	8,124,427

		521,396,407

Fixed Income – 6.0%
5,433,761	Goldman Sachs Commodity Strategy Fund – 6.0%	32,819,919

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.3%
(Cost $502,471,585)		$554,216,326

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,498,987)

NET ASSETS – 100.0%		$552,717,339

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.0%

Equity – 63.7%
36,095,234	Goldman Sachs Structured International Equity Fund – 22.0%	$378,278,056
13,325,937	Goldman Sachs Structured Large Cap Growth Fund – 9.6%	165,374,880
15,801,461	Goldman Sachs Structured Large Cap Value Fund – 9.3%	159,120,709
6,009,375	Goldman Sachs Structured Small Cap Equity Fund – 4.4%	75,297,464
6,719,323	Goldman Sachs Strategic Growth Fund – 4.1%	70,687,282
5,760,847	Goldman Sachs Large Cap Value Fund – 4.0%	68,496,465
6,703,830	Goldman Sachs Structured Emerging Markets Equity Fund – 3.6%	61,675,233
6,775,280	Goldman Sachs Structured International Small Cap Fund – 3.4%	58,606,175
4,618,362	Goldman Sachs International Real Estate Securities Fund – 1.7%	28,633,844
2,153,359	Goldman Sachs Real Estate Securities Fund – 1.6%	27,175,392

		1,093,345,500

Fixed Income – 36.3%
23,522,604	Goldman Sachs Global Income Fund – 17.4%	299,677,978
12,711,294	Goldman Sachs Core Fixed Income Fund – 7.3%	125,079,130
15,136,471	Goldman Sachs Commodity Strategy Fund – 5.3%	91,424,288
4,541,584	Goldman Sachs High Yield Fund – 1.9%	33,153,564
2,809,004	Goldman Sachs Local Emerging Markets Debt Fund – 1.6%	26,741,715
2,051,505	Goldman Sachs Emerging Markets Debt Fund – 1.5%	25,397,638
2,186,147	Goldman Sachs Short Duration Government Fund – 1.3%	22,342,423

		623,816,736

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.0%
(Cost $1,530,432,426)		$1,717,162,236

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		852,220

NET ASSETS – 100.0%		$1,718,014,456

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.3%

Equity – 81.5%
39,638,494	Goldman Sachs Structured International Equity Fund – 30.0%	$415,411,417
14,246,101	Goldman Sachs Structured Large Cap Growth Fund – 12.7%	176,794,116
16,872,870	Goldman Sachs Structured Large Cap Value Fund – 12.3%	169,909,796
7,174,661	Goldman Sachs Strategic Growth Fund – 5.4%	75,477,438
6,141,473	Goldman Sachs Large Cap Value Fund – 5.3%	73,022,116
5,080,978	Goldman Sachs Structured Small Cap Equity Fund – 4.6%	63,664,650
6,753,989	Goldman Sachs Structured Emerging Markets Equity Fund – 4.5%	62,136,702
5,805,019	Goldman Sachs Structured International Small Cap Fund – 3.6%	50,213,414
3,599,435	Goldman Sachs International Real Estate Securities Fund – 1.6%	22,316,495
1,673,617	Goldman Sachs Real Estate Securities Fund – 1.5%	21,121,043

		1,130,067,187

Fixed Income – 18.8%
8,751,228	Goldman Sachs Global Income Fund – 8.0%	111,490,640
14,112,968	Goldman Sachs Commodity Strategy Fund – 6.2%	85,242,328
3,559,549	Goldman Sachs High Yield Fund – 1.9%	25,984,707
2,052,100	Goldman Sachs Local Emerging Markets Debt Fund – 1.4%	19,535,996
1,492,351	Goldman Sachs Emerging Markets Debt Fund – 1.3%	18,475,303

		260,728,974

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.3%
(Cost $1,260,804,115)		$1,390,796,161

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(3,700,697)

NET ASSETS – 100.0%		$1,387,095,464

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Schedule of Investments
December 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.4%

Equity – 48.1%
614,648	Goldman Sachs U.S. Equity Dividend and Premium Fund – 19.0%	$5,753,103
674,612	Goldman Sachs International Equity Dividend and Premium Fund – 17.9%	5,444,115
390,007	Goldman Sachs International Real Estate Securities Fund – 8.0%	2,418,044
77,914	Goldman Sachs Real Estate Securities Fund – 3.2%	983,279

		14,598,541

Fixed Income – 52.3%
630,513	Goldman Sachs High Yield Fund – 15.2%	4,602,747
212,607	Goldman Sachs Global Income Fund – 8.9%	2,708,618
244,223	Goldman Sachs Local Emerging Markets Debt Fund – 7.6%	2,324,999
244,090	Goldman Sachs Investment Grade Credit Fund – 7.6%	2,306,653
178,252	Goldman Sachs Emerging Markets Debt Fund – 7.3%	2,206,756
91,681	Goldman Sachs Ultra-Short Duration Government Fund – 2.7%	809,542
53,072	Goldman Sachs U.S. Mortgages Fund – 1.8%	541,869
23,839	Goldman Sachs Government Income Fund – 1.2%	356,630

		15,857,814

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.4%
(Cost $27,689,264)		$30,456,355

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(112,718)

NET ASSETS – 100.0%		$30,343,637

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities
December 31, 2010

Balanced
Strategy
Portfolio

Assets:

Investments in Affiliated Underlying Funds, at value (identified cost $674,786,028, $502,471,585, $1,530,432,426, $1,260,804,115 and $27,689,264, respectively)	$745,029,277
Receivables:
Portfolio shares sold	1,674,367
Investment securities sold	1,230,202
Dividends and interest	783,341
Reimbursement from investment adviser	39,288

Total assets	748,756,475

Liabilities:

Due to custodian	1,058,299
Payables:
Portfolio shares redeemed	2,192,173
Investment securities purchased	783,340
Amounts owed to affiliates	422,976
Income distribution	13,478
Accrued expenses and other liabilities	122,285

Total liabilities	4,592,551

Net Assets:

Paid-in capital	812,011,624
Accumulated undistributed net investment income	335,434
Accumulated net realized loss from investment transactions	(138,426,383)
Net unrealized gain on investments	70,243,249

NET ASSETS	$744,163,924

Net Assets:
Class A	$427,997,740
Class B	32,659,087
Class C	126,031,827
Institutional	147,669,920
Service	3,970,657
Class IR	771,258
Class R	5,063,435

Total Net Assets	$744,163,924

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	41,880,778
Class B	3,194,994
Class C	12,331,852
Institutional	14,435,785
Service	387,532
Class IR	75,559
Class R	497,283

Net asset value, offering and redemption price per share:(a)
Class A	$10.22
Class B	10.22
Class C	10.22
Institutional	10.23
Service	10.25
Class IR	10.21
Class R	10.18

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Income Strategies Portfolios is $10.81, $11.99, $11.16, $11.38 and $9.08, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity	Growth and	Growth	Income
Growth Strategy	Income Strategy	Strategy	Strategies
Portfolio	Portfolio	Portfolio	Portfolio

$554,216,326	$1,717,162,236	$1,390,796,161	$30,456,355

598,224	5,730,372	1,104,504	102,531
932,331	4,198,994	2,770,755	—
160	1,516,852	823,003	113,623
13,755	—	—	11,056

555,760,796	1,728,608,454	1,395,494,423	30,683,565

787,730	1,752,923	1,501,937	20,067

1,750,231	6,031,968	4,911,093	91,772
—	1,516,852	822,031	125,267
373,023	1,103,428	961,264	16,098
—	1,166	7,553	—
132,473	187,661	195,081	86,724

3,043,457	10,593,998	8,398,959	339,928

850,831,816	2,434,432,248	2,179,670,189	32,399,110
1,039,088	2,742,497	2,815,928	21,670
(350,898,306)	(905,890,099)	(925,382,699)	(4,844,234)
51,744,741	186,729,810	129,992,046	2,767,091

$552,717,339	$1,718,014,456	$1,387,095,464	$30,343,637

$296,968,900	$1,097,564,883	$789,339,729	$14,053,756
29,225,028	102,327,822	97,343,533	—
158,141,624	353,844,428	373,503,758	8,130,058
59,900,260	154,835,145	115,999,032	7,614,148
3,539,932	5,918,203	6,647,207	—
553,090	210,372	674,532	500,825
4,388,505	3,313,603	3,587,673	44,850

$552,717,339	$1,718,014,456	$1,387,095,464	$30,343,637

26,204,640	104,027,393	73,430,151	1,637,976
2,674,877	9,721,325	9,016,854	—
14,541,412	33,723,292	34,900,077	943,239
5,229,785	14,624,597	10,770,382	889,398
315,535	561,855	619,892	—
49,240	19,991	63,336	58,462
389,671	315,130	340,224	5,209

$11.33	$10.55	$10.75	$8.58
10.93	10.53	10.80	—
10.88	10.49	10.70	8.62
11.45	10.59	10.77	8.56
11.22	10.53	10.72	—
11.23	10.52	10.65	8.57
11.26	10.52	10.55	8.61

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations
For the Fiscal Year Ended December 31, 2010

Balanced
Strategy
Portfolio

Investment income:

Dividends from Affiliated Underlying Funds	$20,573,985
Interest	968

Total investment income	20,574,953

Expenses:

Distribution and Service fees(a)	2,804,063
Transfer Agent fees(a)	1,214,753
Management fees	1,126,002
Printing and mailing costs	127,798
Registration fees	102,810
Professional fees	62,376
Custody and accounting fees	49,267
Trustee fees	17,571
Service Share fees — Shareholder Administration Plan	9,159
Service Share fees — Service Plan	9,159
Other	26,030

Total expenses	5,548,988

Less — expense reimbursements	(355,825)

Net expenses	5,193,163

NET INVESTMENT INCOME	15,381,790

Realized and unrealized gain (loss) from investment transactions:

Capital gain distributions from Affiliated Underlying Funds	2,891,835
Net realized gain (loss) from Affiliated Underlying Funds	7,139,127
Net change in unrealized gain on Affiliated Underlying Funds	33,944,463

Net realized and unrealized gain from investment transactions	43,975,425

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,357,215

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Portfolio	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	$1,089,707	$347,153	$1,350,100	$17,103	$828,177	$65,959	$256,519	$54,939	$1,466	$1,194	$6,499
Equity Growth Strategy	762,597	297,242	1,629,525	10,388	579,574	56,476	309,610	20,678	1,558	912	3,947
Growth and Income Strategy	2,902,211	1,068,010	3,817,396	9,960	2,205,681	202,922	725,305	60,844	2,275	375	3,785
Growth Strategy	2,033,794	1,023,064	3,943,045	12,850	1,545,684	194,382	749,179	42,312	2,597	1,163	4,883
Income Strategies	26,985	—	56,919	569	20,509	—	10,815	3,404	—	631	216

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity	Growth and	Growth	Income
Growth Strategy	Income Strategy	Strategy	Strategies
Portfolio	Portfolio	Portfolio	Portfolio

$13,495,309	$51,260,018	$39,379,774	$1,160,084
404	2,407	1,435	—

13,495,713	51,262,425	39,381,209	1,160,084

2,699,752	7,797,577	7,012,753	84,473
972,755	3,201,187	2,540,200	35,575
833,794	2,714,121	2,138,375	31,548
154,583	292,143	328,702	43,720
80,662	115,207	92,191	54,867
62,175	60,776	60,776	62,635
44,763	48,026	46,962	41,893
16,292	18,968	18,131	14,158
9,735	14,223	16,231	—
9,735	14,223	16,231	—
25,510	58,570	51,031	7,173

4,909,756	14,335,021	12,321,583	376,042

(361,752)	(521,313)	(540,769)	(221,900)

4,548,004	13,813,708	11,780,814	154,142

8,947,709	37,448,717	27,600,395	1,005,942

—	696,583	196,016	130,300
(79,120,988)	(116,818,635)	(144,268,314)	(311,734)
131,439,152	242,699,134	259,264,217	1,939,554

52,318,164	126,577,082	115,191,919	1,758,120

$61,265,873	$164,025,799	$142,792,314	$2,764,062

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Equity Growth Strategy Portfolio
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

From operations:

Net investment income	$15,381,790	$27,039,556	$8,947,709	$8,397,986
Net realized gain (loss) from investment transactions and capital gain distributions from Affiliated Underlying Funds	10,030,962	(78,740,764)	(79,120,988)	(154,021,001)
Net change in unrealized gain on Affiliated Underlying Funds	33,944,463	175,580,698	131,439,152	284,321,300

Net increase in net assets resulting from operations	59,357,215	123,879,490	61,265,873	138,698,285

Distributions to shareholders:

From net investment income
Class A Shares	(10,253,553)	(17,318,131)	(5,328,918)	(4,914,360)
Class B Shares	(533,377)	(1,248,342)	(330,330)	(269,840)
Class C Shares	(2,085,235)	(4,674,781)	(1,779,539)	(1,543,741)
Institutional Shares	(3,937,056)	(5,790,016)	(1,305,428)	(728,368)
Service Shares	(87,301)	(144,616)	(59,216)	(65,464)
Class IR Shares	(17,004)	(719)	(11,630)	(5,159)
Class R Shares	(99,624)	(24,404)	(84,920)	(4,131)

Total distributions to shareholders	(17,013,150)	(29,201,009)	(8,899,981)	(7,531,063)

From share transactions:

Proceeds from sales of shares	232,714,629	301,652,614	84,890,021	104,136,234
Reinvestment of distributions	15,638,968	26,654,031	7,867,862	6,675,507
Cost of shares redeemed	(318,616,579)	(344,046,856)	(204,609,808)	(175,870,249)

Net increase (decrease) in net assets resulting from share transactions	(70,262,982)	(15,740,211)	(111,851,925)	(65,058,508)

TOTAL INCREASE (DECREASE)	(27,918,917)	78,938,270	(59,486,033)	66,108,714

Net assets:

Beginning of year	772,082,841	693,144,571	612,203,372	546,094,658

End of year	$744,163,924	$772,082,841	$552,717,339	$612,203,372

Accumulated undistributed net investment income	$335,434	$657,323	$1,039,088	$991,360

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Growth and Income Strategy Portfolio		Growth Strategy Portfolio		Income Strategies Portfolio
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

$37,448,717	$73,972,144	$27,600,395	$36,418,972	$1,005,942	$1,109,314
(116,122,052)	(437,179,840)	(144,072,298)	(393,850,348)	(181,434)	(1,323,646)
242,699,134	799,157,745	259,264,217	719,856,635	1,939,554	5,508,234

164,025,799	435,950,049	142,792,314	362,425,259	2,764,062	5,293,902

(26,672,578)	(48,480,914)	(18,044,428)	(21,782,732)	(474,747)	(440,011)
(1,719,693)	(3,604,365)	(1,455,482)	(1,940,513)	—	—
(6,046,381)	(13,319,063)	(5,653,032)	(7,598,510)	(209,473)	(147,361)
(4,183,169)	(8,409,033)	(3,100,088)	(2,863,195)	(383,148)	(491,101)
(133,356)	(299,310)	(147,662)	(156,365)	—	—
(5,595)	(5,261)	(17,345)	(14,356)	(16,286)	(449)
(61,287)	(9,527)	(83,448)	(32,239)	(3,659)	(368)

(38,822,059)	(74,127,473)	(28,501,485)	(34,387,910)	(1,087,313)	(1,079,290)

257,657,406	326,362,403	166,910,986	195,146,713	15,905,647	7,596,041
34,680,194	66,429,619	25,556,001	31,212,199	987,032	968,436
(682,270,905)	(828,073,541)	(495,756,132)	(515,181,504)	(13,245,331)	(3,807,262)

(389,933,305)	(435,281,519)	(303,289,145)	(288,822,592)	3,647,348	4,757,215

(264,729,565)	(73,458,943)	(188,998,316)	39,214,757	5,324,097	8,971,827

1,982,744,021	2,056,202,964	1,576,093,780	1,536,879,023	25,019,540	16,047,713

$1,718,014,456	$1,982,744,021	$1,387,095,464	$1,576,093,780	$30,343,637	$25,019,540

$2,742,497	$4,204,455	$2,815,928	$3,538,872	$21,670	$33,793

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements
December 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

	Share Classes	Diversified/
Portfolio	Offered*	Non-diversified

Balanced Strategy	A, B, C, Institutional, Service, IR, R	Diversified
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy

Income Strategies	A, C, Institutional, IR, R	Diversified

*	Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.
The Portfolios are expected to invest primarily all of their assets in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM and Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Portfolios, as well as the Underlying Funds, is to value investments at market value. Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) by the Underlying Funds are valued at the NAV on the valuation date.
The Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Security and Portfolio Share Transactions, and Investment Income — Purchases and sales of the Underlying Funds and Portfolio share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Portfolio share transactions. Realized gains and losses on sales of Underlying Funds are calculated using the identified cost basis. Dividend income, capital gains and return of capital distributions from Underlying Funds are recognized on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.
Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income	Capital Gains
	Distributions	Distributions
Portfolio	Declared/Paid	Declared/Paid

Balanced Strategy and Growth and Income Strategy	Quarterly	Annually

Equity Growth Strategy and Growth Strategy	Annually	Annually

Income Strategies	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Portfolios’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Portfolios’ investments categorized in the fair value hierarchy as of December 31, 2010:

	Balanced Strategy			Equity Growth Strategy			Growth and Income Strategy
Assets	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Equity Underlying Funds	$338,154,379	$—	$—	$521,396,407	$—	$—	$1,093,345,500	$—	$—
Fixed Income Underlying Funds	406,874,898	—	—	32,819,919	—	—	623,816,736	—	—

Total	$745,029,277	$—	$—	$554,216,326	$—	$—	$1,717,162,236	$—	$—

	Growth Strategy			Income Strategies
Assets	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Equity Underlying Funds	$1,130,067,187	$—	$—	$14,598,541	$—	$—
Fixed Income Underlying Funds	260,728,974	—	—	15,857,814	—	—

Total	$1,390,796,161	$—	$—	$30,456,355	$—	$—

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Income Strategies Portfolio and 0.15% for the remainder of the Portfolios.

B. Distribution and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended December 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Portfolio	Class A	Class B	Class C

Balanced Strategy	$274,700	$—	$200

Equity Growth Strategy	68,600	—	900

Growth and Income Strategy	417,100	—	1,200

Growth Strategy	208,300	—	—

Income Strategies	10,200	N/A	500

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Income Strategies Portfolio and 0.004% for the remainder of the Portfolios. These Other Expense reimbursements will remain in place through at least April 30, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Portfolios’ expenses.
As of December 31, 2010, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

	Management	Distribution and	Transfer	Over Reimbursement
Portfolio	Fees	Service Fees	Agent Fees	of Other Expenses	Total

Balanced Strategy	$94	$228	$101	$—	$423

Equity Growth Strategy	70	223	80	—	373

Growth and Income Strategy	218	622	256	7	1,103

Growth Strategy	176	567	207	11	961

Income Strategies	3	9	4	—	16

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of December 31, 2010, the Portfolios participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Portfolios and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2010, the Portfolios did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

H. Other Transactions with Affiliates — As of December 31, 2010, certain Portfolios were the owners of record of 5% or more of the total outstanding voting shares of the Underlying Funds, as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth
Underlying Funds	Strategy	Strategy	Strategy	Strategy

Goldman Sachs Commodity Strategy	—%	—%	11%	11%

Goldman Sachs Core Fixed Income	—	—	7	—

Goldman Sachs Global Income	16	—	36	13

Goldman Sachs International Real Estate Securities	—	—	8	6

Goldman Sachs Strategic Growth	—	6	12	13

Goldman Sachs Structured Emerging Markets Equity	6	7	16	16

Goldman Sachs Structured International Equity	5	9	18	20

Goldman Sachs Structured International Small Cap	8	7	21	18

Goldman Sachs Structured Large Cap Growth	7	13	25	26

Goldman Sachs Structured Large Cap Value	7	12	24	26

Goldman Sachs Structured Small Cap Equity	8	7	21	18

As of December 31, 2010, the Goldman Sachs Group, Inc. was the beneficial owner of 84% of the outstanding Institutional Shares and 23% of the outstanding Class R Shares of the Income Strategies Portfolio.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the fiscal year ended December 31, 2010, were as follows:

Portfolio	Purchases	Sales

Balanced Strategy	$281,187,174	$348,775,077

Equity Growth Strategy	147,010,919	258,714,277

Growth and Income Strategy	561,703,306	955,458,461

Growth Strategy	401,886,596	706,217,241

Income Strategies	21,552,328	17,855,951

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2010, was as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Income
	Strategy	Strategy	Strategy	Strategy	Strategies

Distributions paid from ordinary income	$17,013,150	$8,899,981	$38,822,059	$28,501,485	$1,087,313

The tax character of distributions paid during the fiscal year ended December 31, 2009, was as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Income
	Strategy	Strategy	Strategy	Strategy	Strategies

Distributions paid from ordinary income	$29,201,009	$7,531,063	$74,127,473	$34,387,910	$1,079,290

As of December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Income
	Strategy	Strategy	Strategy	Strategy	Strategies

Undistributed ordinary income — net	$334,634	$1,029,907	$2,680,576	$2,398,760	$21,661

Capital loss carryforward:(1)
Expiring 2016	(2,721,819)	(46,668,527)	(142,648,691)	(144,662,145)	(1,162,324)
Expiring 2017	(35,254,587)	(109,415,161)	(358,977,420)	(372,899,651)	(111,832)
Expiring 2018	(30,629,165)	(76,608,179)	(187,607,636)	(181,275,105)	(1,128,078)

Total capital loss carryforward	$(68,605,571)	$(232,691,867)	$(689,233,747)	$(698,836,901)	$(2,402,234)

Timing differences (Post October Loss Deferrals)	—	(13,579,410)	(17,732,685)	(21,048,315)	—
Unrealized gains (losses) — net	423,237	(52,873,107)	(12,131,936)	(75,088,269)	325,100

Total accumulated losses — net	$(67,847,700)	$(298,114,477)	$(716,417,792)	$(792,574,725)	$(2,055,473)

(1)	Expiration occurs on December 31 of the year indicated.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2010

6. TAX INFORMATION (continued)

As of December 31, 2010, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Income
	Strategy	Strategy	Strategy	Strategy	Strategies

Tax Cost	$744,606,040	$607,089,433	$1,729,294,172	$1,465,884,430	$30,131,255

Gross unrealized gain	70,243,249	53,540,860	191,144,568	135,953,590	2,781,002
Gross unrealized loss	(69,820,012)	(106,413,967)	(203,276,504)	(211,041,859)	(2,455,902)

Net unrealized security gain (loss)	$423,237	$(52,873,107)	$(12,131,936)	$(75,088,269)	$325,100

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of return of capital distributions from Underlying Fund investments.
In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from reclasses of market timing settlements and differences related to the tax treatment of short-term capital gain and return of capital distributions from Underlying Fund investments.

			Accumulated
		Accumulated Net	Undistributed Net
Portfolio	Paid-in Capital	Realized Gain (Loss)	Investment Income (Loss)

Balanced Strategy	$—	$(1,309,471)	$1,309,471

Growth and Income Strategy	(7,946)	96,562	(88,616)

Growth Strategy	(19,745)	(158,401)	178,146

Income Strategies	—	(69,248)	69,248

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

7. OTHER RISKS

Concentration in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transaction defaults.
Investing in foreign markets by the Underlying Funds may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2010

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,152,505	$138,949,894	19,378,961	$170,318,192
Reinvestment of distributions	968,820	9,699,020	1,783,918	16,372,336
Shares converted from Class B(a)	84,386	832,417	95,124	832,371
Shares redeemed	(19,364,106)	(190,122,577)	(19,166,677)	(168,116,068)

	(4,158,395)	(40,641,246)	2,091,326	19,406,831

Class B Shares
Shares sold	228,440	2,247,802	993,821	8,644,657
Reinvestment of distributions	47,320	477,180	124,686	1,151,462
Shares converted to Class A(a)	(84,471)	(832,417)	(95,256)	(832,371)
Shares redeemed	(922,990)	(9,071,927)	(1,194,092)	(10,401,681)

	(731,701)	(7,179,362)	(170,841)	(1,437,933)

Class C Shares
Shares sold	2,171,287	21,355,139	4,438,066	39,461,968
Reinvestment of distributions	150,936	1,521,810	370,802	3,425,616
Shares redeemed	(4,993,326)	(49,114,919)	(5,354,179)	(46,369,030)

	(2,671,103)	(26,237,970)	(545,311)	(3,481,446)

Institutional Shares
Shares sold	6,177,768	61,272,502	9,379,953	81,134,335
Reinvestment of distributions	380,555	3,807,230	615,055	5,650,796
Shares redeemed	(6,701,258)	(66,031,556)	(13,907,699)	(116,641,355)

	(142,935)	(951,824)	(3,912,691)	(29,856,224)

Service Shares
Shares sold	147,720	1,457,803	137,770	1,169,841
Reinvestment of distributions	1,701	17,100	3,109	28,730
Shares redeemed	(145,438)	(1,424,425)	(284,486)	(2,335,869)

	3,983	50,478	(143,607)	(1,137,298)

Class IR Shares
Shares sold	99,598	992,275	2,321	22,531
Reinvestment of distributions	1,703	17,004	74	687
Shares redeemed	(29,085)	(281,475)	—	—

	72,216	727,804	2,395	23,218

Class R Shares
Shares sold	658,725	6,439,214	103,850	901,090
Reinvestment of distributions	9,935	99,624	2,637	24,404
Shares redeemed	(259,475)	(2,569,700)	(20,992)	(182,853)

	409,185	3,969,138	85,495	742,641

NET DECREASE	(7,218,750)	$(70,262,982)	(2,593,234)	$(15,740,211)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
December 31, 2010		December 31, 2009		December 31, 2010		December 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,570,115	$47,234,819	7,191,457	$61,179,876	16,169,381	$160,843,201	25,607,031	$221,718,873
435,395	4,924,319	454,910	4,551,580	2,399,750	24,676,074	4,962,828	44,957,821
86,081	907,991	134,627	1,128,993	150,579	1,508,165	194,139	1,692,976
(12,139,152)	(124,383,857)	(11,950,178)	(101,016,402)	(44,440,894)	(441,158,140)	(50,729,813)	(436,373,015)

(7,047,561)	(71,316,728)	(4,169,184)	(34,155,953)	(25,721,184)	(254,130,700)	(19,965,815)	(168,003,345)

33,358	343,319	301,149	2,410,812	246,882	2,478,646	1,280,760	10,800,914
25,976	283,381	25,533	246,661	144,621	1,503,038	358,497	3,272,291
(89,564)	(907,991)	(139,819)	(1,128,993)	(151,062)	(1,508,165)	(194,867)	(1,692,976)
(644,592)	(6,447,421)	(880,130)	(7,180,594)	(2,415,641)	(24,028,215)	(2,845,889)	(24,049,070)

(674,822)	(6,728,712)	(693,267)	(5,652,114)	(2,175,200)	(21,554,696)	(1,401,499)	(11,668,841)

1,643,429	16,272,872	2,510,486	20,388,914	3,510,174	34,828,403	6,096,987	52,600,187
130,271	1,414,741	126,633	1,216,591	434,071	4,497,607	1,091,260	9,912,065
(5,760,660)	(57,214,023)	(6,135,407)	(49,966,388)	(13,727,891)	(136,257,030)	(18,322,609)	(152,518,639)

(3,986,960)	(39,526,410)	(3,498,288)	(28,360,883)	(9,783,646)	(96,931,020)	(11,134,362)	(90,006,387)

1,463,749	15,402,112	1,862,296	18,151,711	5,526,850	54,878,085	4,623,395	38,747,692
99,014	1,132,719	62,973	636,649	378,842	3,893,576	917,383	8,131,323
(1,253,156)	(13,042,602)	(1,865,780)	(15,966,819)	(7,785,716)	(78,160,392)	(24,067,952)	(209,658,400)

309,607	3,492,229	59,489	2,821,541	(1,880,024)	(19,388,731)	(18,527,174)	(162,779,385)

100,886	1,027,576	159,230	1,369,647	124,139	1,237,507	192,745	1,635,851
1,442	16,152	1,487	14,736	4,174	43,017	15,808	141,331
(257,324)	(2,623,151)	(201,175)	(1,638,416)	(191,732)	(1,899,108)	(577,545)	(5,193,559)

(154,996)	(1,579,423)	(40,458)	(254,033)	(63,419)	(618,584)	(368,992)	(3,416,377)

31,695	324,034	34,818	345,875	20,126	193,510	28,666	280,018
1,038	11,630	520	5,159	547	5,595	551	5,261
(15,027)	(146,377)	(4,514)	(43,458)	(4,681)	(48,005)	(26,053)	(247,775)

17,706	189,287	30,824	307,576	15,992	151,100	3,164	37,504

428,976	4,285,289	32,701	289,399	322,978	3,198,054	59,513	578,868
7,555	84,920	413	4,131	5,919	61,287	998	9,527
(74,707)	(752,377)	(5,972)	(58,172)	(73,399)	(720,015)	(3,582)	(33,083)

361,824	3,617,832	27,142	235,358	255,498	2,539,326	56,929	555,312

(11,175,202)	$(111,851,925)	(8,283,742)	$(65,058,508)	(39,351,983)	$(389,933,305)	(51,337,749)	$(435,281,519)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2010

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,574,073	$95,799,342	15,369,499	$129,724,776
Reinvestment of distributions	1,576,778	16,918,784	2,132,491	20,621,763
Shares converted from Class B(a)	291,193	2,928,130	400,549	3,385,575
Shares redeemed	(29,386,135)	(292,915,425)	(34,970,209)	(292,008,184)

	(17,944,091)	(177,269,169)	(17,067,670)	(138,276,070)

Class B Shares
Shares sold	128,006	1,302,201	904,431	7,344,501
Reinvestment of distributions	115,555	1,245,680	182,706	1,774,105
Shares converted to Class A(a)	(291,155)	(2,928,130)	(400,351)	(3,385,575)
Shares redeemed	(2,458,687)	(24,684,295)	(3,257,044)	(26,836,827)

	(2,506,281)	(25,064,544)	(2,570,258)	(21,103,796)

Class C Shares
Shares sold	2,989,668	29,951,270	4,642,822	38,781,321
Reinvestment of distributions	406,931	4,346,019	613,086	5,904,029
Shares redeemed	(13,711,422)	(136,452,542)	(19,497,753)	(159,885,079)

	(10,314,823)	(102,155,253)	(14,241,845)	(115,199,729)

Institutional Shares
Shares sold	3,454,259	34,743,085	1,749,409	15,507,318
Reinvestment of distributions	269,188	2,893,774	290,760	2,817,464
Shares redeemed	(3,713,367)	(37,557,486)	(3,691,227)	(30,433,849)

	10,080	79,373	(1,651,058)	(12,109,067)

Service Shares
Shares sold	160,075	1,594,401	255,792	2,006,906
Reinvestment of distributions	4,762	50,951	4,999	48,243
Shares redeemed	(273,795)	(2,674,914)	(664,484)	(5,848,633)

	(108,958)	(1,029,562)	(403,693)	(3,793,484)

Class IR Shares
Shares sold	42,119	410,944	55,944	552,675
Reinvestment of distributions	1,632	17,345	1,497	14,356
Shares redeemed	(36,241)	(350,647)	(2,383)	(23,115)

	7,510	77,642	55,058	543,916

Class R Shares
Shares sold	323,979	3,109,743	130,924	1,229,216
Reinvestment of distributions	7,925	83,448	3,387	32,239
Shares redeemed	(113,589)	(1,120,823)	(16,501)	(145,817)

	218,315	2,072,368	117,810	1,115,638

NET INCREASE (DECREASE)	(30,638,248)	$(303,289,145)	(35,761,656)	$(288,822,592)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Income Strategies Portfolio

For the Fiscal Year Ended		For the Fiscal Year Ended
December 31, 2010		December 31, 2009

Shares	Dollars	Shares	Dollars

958,197	$7,947,807	810,587	$5,671,047
52,585	434,294	49,185	361,955
—	—	—	—
(706,277)	(5,704,876)	(333,617)	(2,462,122)

304,505	2,677,225	526,155	3,570,880

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

699,772	5,812,793	270,389	1,867,688
20,313	169,062	15,958	114,563
(361,229)	(2,986,990)	(187,787)	(1,342,631)

358,856	2,994,865	98,560	639,620

159,398	1,319,513	7,481	57,214
44,545	363,731	67,379	491,101
(536,431)	(4,206,920)	(328)	(2,493)

(332,488)	(2,523,676)	74,532	545,822

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

60,573	487,699	1	8
1,964	16,286	61	449
(5,244)	(42,960)	(1)	(8)

57,293	461,025	61	449

41,891	337,835	11	84
450	3,659	51	368
(38,294)	(303,585)	(1)	(8)

4,047	37,909	61	444

392,213	$3,647,348	699,369	$4,757,215

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$9.65	$0.21	$0.60	$0.81	$(0.24)	$—	$(0.24)
2010 - B	9.65	0.13	0.60	0.73	(0.16)	—	(0.16)
2010 - C	9.65	0.13	0.60	0.73	(0.16)	—	(0.16)
2010 - Institutional	9.66	0.25	0.60	0.85	(0.28)	—	(0.28)
2010 - Service	9.67	0.21	0.60	0.81	(0.23)	—	(0.23)
2010 - IR	9.64	0.25	0.58	0.83	(0.26)	—	(0.26)
2010 - R	9.62	0.24	0.54	0.78	(0.22)	—	(0.22)

2009 - A	8.39	0.36	1.29	1.65	(0.39)	—	(0.39)
2009 - B	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - C	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - Institutional	8.39	0.40	1.29	1.69	(0.42)	—	(0.42)
2009 - Service	8.41	0.33	1.31	1.64	(0.38)	—	(0.38)
2009 - IR	8.38	0.51	1.16	1.67	(0.41)	—	(0.41)
2009 - R	8.38	0.46	1.16	1.62	(0.38)	—	(0.38)

2008 - A	11.08	0.30	(2.54)	(2.24)	(0.30)	(0.15)	(0.45)
2008 - B	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - C	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - Institutional	11.09	0.35	(2.56)	(2.21)	(0.34)	(0.15)	(0.49)
2008 - Service	11.10	0.30	(2.55)	(2.25)	(0.29)	(0.15)	(0.44)
2008 - IR	11.07	0.32	(2.53)	(2.21)	(0.33)	(0.15)	(0.48)
2008 - R	11.07	0.34	(2.60)	(2.26)	(0.28)	(0.15)	(0.43)

2007 - A	11.21	0.33	0.20	0.53	(0.34)	(0.32)	(0.66)
2007 - B	11.21	0.24	0.20	0.44	(0.25)	(0.32)	(0.57)
2007 - C	11.21	0.25	0.19	0.44	(0.25)	(0.32)	(0.57)
2007 - Institutional	11.22	0.37	0.20	0.57	(0.38)	(0.32)	(0.70)
2007 - Service	11.23	0.28	0.23	0.51	(0.32)	(0.32)	(0.64)
2007 - IR (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)
2007 - R (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)

2006 - A	10.89	0.29	0.89	1.18	(0.34)	(0.52)	(0.86)
2006 - B	10.89	0.19	0.91	1.10	(0.26)	(0.52)	(0.78)
2006 - C	10.90	0.21	0.88	1.09	(0.26)	(0.52)	(0.78)
2006 - Institutional	10.89	0.31	0.93	1.24	(0.39)	(0.52)	(0.91)
2006 - Service	10.91	0.29	0.88	1.17	(0.33)	(0.52)	(0.85)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$10.22	8.46%	$427,998	0.59%		0.64%		2.15%		38%
10.22	7.62	32,659	1.34		1.39		1.36		38
10.22	7.64	126,032	1.34		1.39		1.34		38
10.23	8.89	147,670	0.19		0.24		2.57		38
10.25	8.44	3,971	0.69		0.74		2.14		38
10.21	8.74	771	0.34		0.39		2.55		38
10.18	8.21	5,063	0.84		0.89		2.47		38

9.65	19.94	444,114	0.59		0.65		4.03		58
9.65	19.03	37,883	1.34		1.40		3.27		58
9.65	19.05	144,726	1.34		1.40		3.26		58
9.66	20.53	140,770	0.19		0.25		4.43		58
9.67	19.75	3,710	0.69		0.75		3.74		58
9.64	20.28	32	0.34		0.40		5.65		58
9.62	19.66	848	0.84		0.90		5.01		58

8.39	(20.35)	368,640	0.59		0.65		2.97		52
8.39	(20.96)	34,376	1.34		1.40		2.15		52
8.39	(20.96)	130,433	1.34		1.40		2.15		52
8.39	(20.10)	155,233	0.19		0.25		3.54		52
8.41	(20.42)	4,433	0.69		0.75		2.93		52
8.38	(20.17)	8	0.34		0.40		3.15		52
8.38	(20.57)	22	0.84		0.90		3.52		52

11.08	4.66	365,794	0.59		0.66		2.91		34
11.08	3.96	41,072	1.34		1.41		2.05		34
11.08	3.92	159,007	1.34		1.41		2.18		34
11.09	5.15	130,286	0.19		0.26		3.20		34
11.10	4.61	5,973	0.70		0.77		2.44		34
11.07	(0.38)	10	0.34	(e)	0.35	(e)	0.96	(f)	34
11.07	(0.43)	10	0.84	(e)	0.85	(e)	1.00	(f)	34

11.21	11.09	225,576	0.59		0.68		2.60		89
11.21	10.16	33,894	1.34		1.43		1.70		89
11.21	10.22	92,178	1.34		1.43		1.86		89
11.22	11.50	91,738	0.19		0.28		2.77		89
11.23	10.87	3,514	0.69		0.78		2.54		89

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$10.24	$0.19	$1.11	$1.30	$(0.21)	$—	$(0.21)
2010 - B	9.88	0.11	1.06	1.17	(0.12)	—	(0.12)
2010 - C	9.84	0.10	1.06	1.16	(0.12)	—	(0.12)
2010 - Institutional	10.35	0.27	1.08	1.35	(0.25)	—	(0.25)
2010 - Service	10.14	0.17	1.10	1.27	(0.19)	—	(0.19)
2010 - IR	10.16	0.24	1.07	1.31	(0.24)	—	(0.24)
2010 - R	10.22	0.41	0.85	1.26	(0.22)	—	(0.22)

2009 - A	8.04	0.16	2.19	2.35	(0.15)	—	(0.15)
2009 - B	7.77	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - C	7.73	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - Institutional	8.12	0.19	2.23	2.42	(0.19)	—	(0.19)
2009 - Service	7.96	0.15	2.17	2.32	(0.14)	—	(0.14)
2009 - IR	7.98	0.84	1.53	2.37	(0.19)	—	(0.19)
2009 - R	8.01	0.27	2.09	2.36	(0.15)	—	(0.15)

2008 - A	15.63	0.19	(6.87)	(6.68)	(0.25)	(0.66)	(0.91)
2008 - B	15.10	0.10	(6.61)	(6.51)	(0.16)	(0.66)	(0.82)
2008 - C	15.03	0.10	(6.58)	(6.48)	(0.16)	(0.66)	(0.82)
2008 - Institutional	15.81	0.26	(6.98)	(6.72)	(0.31)	(0.66)	(0.97)
2008 - Service	15.50	0.19	(6.83)	(6.64)	(0.24)	(0.66)	(0.90)
2008 - IR	15.57	0.24	(6.88)	(6.64)	(0.29)	(0.66)	(0.95)
2008 - R	15.57	0.19	(6.87)	(6.68)	(0.22)	(0.66)	(0.88)

2007 - A	16.04	0.29	0.48	0.77	(0.49)	(0.69)	(1.18)
2007 - B	15.55	0.14	0.49	0.63	(0.39)	(0.69)	(1.08)
2007 - C	15.48	0.15	0.48	0.63	(0.39)	(0.69)	(1.08)
2007 - Institutional	16.20	0.45	0.40	0.85	(0.55)	(0.69)	(1.24)
2007 - Service	15.92	0.28	0.47	0.75	(0.48)	(0.69)	(1.17)
2007 - IR (Commenced November 30, 2007)	17.08	0.27	(0.54)	(0.27)	(0.55)	(0.69)	(1.24)
2007 - R (Commenced November 30, 2007)	17.08	0.26	(0.53)	(0.27)	(0.55)	(0.69)	(1.24)

2006 - A	13.82	0.15	2.70	2.85	(0.25)	(0.38)	(0.63)
2006 - B	13.42	(0.01)	2.65	2.64	(0.13)	(0.38)	(0.51)
2006 - C	13.40	0.03	2.60	2.63	(0.17)	(0.38)	(0.55)
2006 - Institutional	13.94	0.20	2.73	2.93	(0.29)	(0.38)	(0.67)
2006 - Service	13.75	0.26	2.55	2.81	(0.26)	(0.38)	(0.64)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$11.33	12.66%	$296,969	0.59%		0.66%		1.79%		27%
10.93	11.89	29,225	1.34		1.41		1.09		27
10.88	11.83	158,142	1.34		1.41		1.04		27
11.45	13.09	59,900	0.19		0.26		2.52		27
11.22	12.53	3,540	0.69		0.76		1.61		27
11.23	12.89	553	0.34		0.41		2.36		27
11.26	12.34	4,389	0.84		0.91		3.90		27

10.24	29.26	340,567	0.59		0.67		1.81		34
9.88	28.22	33,103	1.34		1.42		1.01		34
9.84	28.39	182,232	1.34		1.42		1.02		34
10.35	29.81	50,926	0.19		0.27		2.22		34
10.14	29.22	4,770	0.69		0.77		1.76		34
10.16	29.70	320	0.34		0.42		8.65		34
10.22	29.56	285	0.84		0.92		2.92		34

8.04	(42.52)	300,859	0.59		0.66		1.43		22
7.77	(42.91)	31,403	1.34		1.41		0.80		22
7.73	(42.93)	170,281	1.34		1.41		0.76		22
8.12	(42.28)	39,471	0.19		0.26		2.01		22
7.96	(42.59)	4,069	0.69		0.76		1.48		22
7.98	(42.41)	6	0.34		0.41		1.87		22
8.01	(42.64)	6	0.84		0.91		1.43		22

15.63	4.97	631,909	0.60		0.64		1.70		33
15.10	4.16	59,979	1.35		1.39		0.86		33
15.03	4.23	341,389	1.35		1.39		0.94		33
15.81	5.41	76,432	0.20		0.24		2.66		33
15.50	4.88	8,039	0.70		0.74		1.68		33
15.57	(1.41)	10	0.34	(e)	0.35	(e)	1.64	(f)	33
15.57	(1.46)	10	0.84	(e)	0.85	(e)	1.59	(f)	33

16.04	20.64	328,625	0.59		0.68		1.01		35
15.55	19.71	38,904	1.34		1.43		(0.05)		35
15.48	19.68	178,989	1.34		1.43		0.24		35
16.20	21.05	25,864	0.19		0.28		1.29		35
15.92	20.50	2,917	0.69		0.78		1.71		35

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$9.81	$0.22	$0.76	$0.98	$(0.24)	$—	$(0.24)
2010 - B	9.79	0.15	0.76	0.91	(0.17)	—	(0.17)
2010 - C	9.76	0.15	0.75	0.90	(0.17)	—	(0.17)
2010 - Institutional	9.84	0.27	0.77	1.04	(0.29)	—	(0.29)
2010 - Service	9.79	0.23	0.75	0.98	(0.24)	—	(0.24)
2010 - IR	9.79	0.27	0.73	1.00	(0.27)	—	(0.27)
2010 - R	9.78	0.30	0.67	0.97	(0.23)	—	(0.23)

2009 - A	8.11	0.35	1.71	2.06	(0.36)	—	(0.36)
2009 - B	8.10	0.29	1.70	1.99	(0.30)	—	(0.30)
2009 - C	8.07	0.28	1.71	1.99	(0.30)	—	(0.30)
2009 - Institutional	8.14	0.34	1.76	2.10	(0.40)	—	(0.40)
2009 - Service	8.10	0.32	1.72	2.04	(0.35)	—	(0.35)
2009 - IR	8.10	0.28	1.79	2.07	(0.38)	—	(0.38)
2009 - R	8.10	0.75	1.28	2.03	(0.35)	—	(0.35)

2008 - A	12.88	0.28	(4.38)	(4.10)	(0.32)	(0.35)	(0.67)
2008 - B	12.85	0.20	(4.36)	(4.16)	(0.24)	(0.35)	(0.59)
2008 - C	12.81	0.20	(4.35)	(4.15)	(0.24)	(0.35)	(0.59)
2008 - Institutional	12.92	0.33	(4.39)	(4.06)	(0.37)	(0.35)	(0.72)
2008 - Service	12.86	0.29	(4.39)	(4.10)	(0.31)	(0.35)	(0.66)
2008 - IR	12.87	0.33	(4.40)	(4.07)	(0.35)	(0.35)	(0.70)
2008 - R	12.87	0.26	(4.38)	(4.12)	(0.30)	(0.35)	(0.65)

2007 - A	12.95	0.31	0.34	0.65	(0.41)	(0.31)	(0.72)
2007 - B	12.92	0.21	0.35	0.56	(0.32)	(0.31)	(0.63)
2007 - C	12.89	0.22	0.33	0.55	(0.32)	(0.31)	(0.63)
2007 - Institutional	12.98	0.36	0.35	0.71	(0.46)	(0.31)	(0.77)
2007 - Service	12.92	0.27	0.38	0.65	(0.40)	(0.31)	(0.71)
2007 - IR (Commenced November 30, 2007)	13.61	0.16	(0.27)	(0.11)	(0.32)	(0.31)	(0.63)
2007 - R (Commenced November 30, 2007)	13.61	0.16	(0.28)	(0.12)	(0.31)	(0.31)	(0.62)

2006 - A	12.18	0.26	1.42	1.68	(0.33)	(0.58)	(0.91)
2006 - B	12.16	0.14	1.44	1.58	(0.24)	(0.58)	(0.82)
2006 - C	12.14	0.17	1.41	1.58	(0.25)	(0.58)	(0.83)
2006 - Institutional	12.21	0.30	1.43	1.73	(0.38)	(0.58)	(0.96)
2006 - Service	12.16	0.23	1.43	1.66	(0.32)	(0.58)	(0.90)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$10.55	10.12%	$1,097,565	0.59%		0.62%		2.24%		31%
10.53	9.35	102,328	1.34		1.37		1.51		31
10.49	9.27	353,844	1.34		1.37		1.46		31
10.59	10.64	154,835	0.19		0.22		2.69		31
10.53	10.04	5,918	0.69		0.72		2.27		31
10.52	10.34	210	0.34		0.37		2.75		31
10.52	9.96	3,314	0.84		0.87		3.02		31

9.81	25.87	1,272,519	0.59		0.63		4.04		40
9.79	24.84	116,466	1.34		1.38		3.31		40
9.76	24.92	424,560	1.34		1.38		3.23		40
9.84	26.27	162,453	0.19		0.23		3.95		40
9.79	25.63	6,124	0.69		0.73		3.69		40
9.79	25.99	39	0.34		0.38		2.94		40
9.78	25.50	583	0.84		0.88		8.02		40

8.11	(31.94)	1,214,344	0.59		0.63		2.49		39
8.10	(32.40)	107,669	1.34		1.38		1.79		39
8.07	(32.42)	441,004	1.34		1.38		1.76		39
8.14	(31.63)	285,106	0.19		0.23		2.90		39
8.10	(31.98)	8,051	0.69		0.73		2.60		39
8.10	(31.79)	7	0.34		0.38		2.89		39
8.10	(32.12)	22	0.84		0.88		2.29		39

12.88	5.12	2,088,839	0.59		0.61		2.34		36
12.85	4.37	178,132	1.34		1.36		1.54		36
12.81	4.35	755,381	1.34		1.36		1.63		36
12.92	5.49	435,385	0.19		0.21		2.68		36
12.86	5.08	11,941	0.70		0.72		2.04		36
12.87	(0.74)	10	0.34	(e)	0.34	(e)	1.24	(f)	36
12.87	(0.79)	10	0.84	(e)	0.84	(e)	1.20	(f)	36

12.95	13.95	1,282,452	0.59		0.63		2.02		84
12.92	13.05	123,497	1.34		1.38		1.10		84
12.89	13.06	418,813	1.34		1.38		1.31		84
12.98	14.41	249,858	0.19		0.23		2.30		84
12.92	13.76	5,248	0.69		0.73		1.82		84

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$9.87	$0.22	(d)	$0.91	$1.13	$(0.25)	$—	$(0.25)
2010 - B	9.91	0.14	(d)	0.91	1.05	(0.16)	—	(0.16)
2010 - C	9.83	0.14	(d)	0.89	1.03	(0.16)	—	(0.16)
2010 - Institutional	9.89	0.28	(d)	0.90	1.18	(0.30)	—	(0.30)
2010 - Service	9.85	0.21	(d)	0.90	1.11	(0.24)	—	(0.24)
2010 - IR	9.79	0.26	(d)	0.88	1.14	(0.28)	—	(0.28)
2010 - R	9.71	0.27	(d)	0.82	1.09	(0.25)	—	(0.25)

2009 - A	7.87	0.24	(d)	2.00	2.24	(0.24)	—	(0.24)
2009 - B	7.90	0.17	(d)	2.01	2.18	(0.17)	—	(0.17)
2009 - C	7.83	0.16	(d)	2.01	2.17	(0.17)	—	(0.17)
2009 - Institutional	7.88	0.27	(d)	2.02	2.29	(0.28)	—	(0.28)
2009 - Service	7.84	0.19	(d)	2.04	2.23	(0.22)	—	(0.22)
2009 - IR	7.81	0.88	(d)	1.38	2.26	(0.28)	—	(0.28)
2009 - R	7.78	0.60	(d)	1.59	2.19	(0.26)	—	(0.26)

2008 - A	14.35	0.28		(5.95)	(5.67)	(0.31)	(0.50)	(0.81)
2008 - B	14.34	0.18		(5.91)	(5.73)	(0.21)	(0.50)	(0.71)
2008 - C	14.22	0.17		(5.85)	(5.68)	(0.21)	(0.50)	(0.71)
2008 - Institutional	14.41	0.31		(5.97)	(5.66)	(0.37)	(0.50)	(0.87)
2008 - Service	14.29	0.27		(5.93)	(5.66)	(0.29)	(0.50)	(0.79)
2008 - IR	14.29	0.30		(5.93)	(5.63)	(0.35)	(0.50)	(0.85)
2008 - R	14.29	0.27		(5.94)	(5.67)	(0.34)	(0.50)	(0.84)

2007 - A	14.57	0.30	(d)	0.35	0.65	(0.45)	(0.42)	(0.87)
2007 - B	14.58	0.18	(d)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - C	14.46	0.18	(d)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - Institutional	14.61	0.33	(d)	0.39	0.72	(0.50)	(0.42)	(0.92)
2007 - Service	14.53	0.32	(d)	0.31	0.63	(0.45)	(0.42)	(0.87)
2007 - IR (Commenced November 30, 2007)	15.41	0.22	(d)	(0.41)	(0.19)	(0.51)	(0.42)	(0.93)
2007 - R (Commenced November 30, 2007)	15.41	0.21	(d)	(0.41)	(0.20)	(0.50)	(0.42)	(0.92)

2006 - A	13.00	0.22	(d)	2.00	2.22	(0.26)	(0.39)	(0.65)
2006 - B	13.02	0.08	(d)	2.03	2.11	(0.16)	(0.39)	(0.55)
2006 - C	12.94	0.11	(d)	1.99	2.10	(0.19)	(0.39)	(0.58)
2006 - Institutional	13.02	0.27	(d)	2.01	2.28	(0.30)	(0.39)	(0.69)
2006 - Service	12.95	0.17	(d)	2.04	2.21	(0.24)	(0.39)	(0.63)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(d)	Calculated based on the average shares outstanding methodology.

(e)	Annualized.

(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)		rate

$10.75	11.46%	$789,340	0.59%		0.63%		2.16%		28%
10.80	10.63	97,344	1.34		1.38		1.39		28
10.70	10.52	373,504	1.34		1.38		1.37		28
10.77	11.90	115,999	0.19		0.23		2.78		28
10.72	11.30	6,647	0.69		0.73		2.14		28
10.65	11.66	675	0.34		0.38		2.61		28
10.55	11.20	3,588	0.84		0.88		2.73		28

9.87	28.55	902,200	0.59		0.64		2.73		39
9.91	27.64	114,216	1.34		1.39		1.97		39
9.83	27.74	444,309	1.34		1.39		1.92		39
9.89	29.12	106,456	0.19		0.24		3.16		39
9.85	28.48	7,182	0.69		0.74		2.29		39
9.79	29.00	546	0.34		0.39		9.20		39
9.71	28.27	1,184	0.84		0.89		6.30		39

7.87	(39.31)	853,210	0.59		0.64		1.95		33
7.90	(39.76)	111,318	1.34		1.39		1.25		33
7.83	(39.77)	465,634	1.34		1.39		1.21		33
7.88	(39.09)	97,798	0.19		0.24		2.63		33
7.84	(39.38)	8,881	0.69		0.74		1.79		33
7.81	(39.21)	6	0.34		0.39		2.39		33
7.78	(39.44)	32	0.84		0.89		2.18		33

14.35	4.58	1,756,012	0.60		0.62		1.96		36
14.34	3.74	222,083	1.35		1.37		1.18		36
14.22	3.79	955,014	1.35		1.37		1.20		36
14.41	5.00	206,475	0.20		0.22		2.15		36
14.29	4.42	18,224	0.70		0.72		2.11		36
14.29	(1.14)	10	0.34	(e)	0.34	(e)	1.47	(f)	36
14.29	(1.19)	10	0.84	(e)	0.84	(e)	1.43	(f)	36

14.57	17.14	1,007,967	0.59		0.63		1.56		51
14.58	16.26	139,356	1.34		1.38		0.59		51
14.46	16.28	544,678	1.34		1.38		0.80		51
14.61	17.64	175,684	0.19		0.23		1.93		51
14.53	17.06	4,766	0.69		0.73		1.20		51

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net		From net
	beginning	investment		and unrealized	investment	investment		realized	Total
Year - Share Class	of period	income(a)(b)		gain (loss)	operations	income		gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$7.96	$0.33		$0.63	$0.96	$(0.34)		$—	$(0.34)
2010 - C	8.00	0.27		0.63	0.90	(0.28)		—	(0.28)
2010 - Institutional	7.95	0.35		0.64	0.99	(0.38)		—	(0.38)
2010 - IR	7.95	0.37		0.61	0.98	(0.36)		—	(0.36)
2010 - R	7.99	0.31		0.63	0.94	(0.32)		—	(0.32)

2009 - A	6.57	0.39		1.37	1.76	(0.37)		—	(0.37)
2009 - C	6.56	0.33		1.37	1.70	(0.26)		—	(0.26)
2009 - Institutional	6.57	0.40		1.40	1.80	(0.42)		—	(0.42)
2009 - IR	6.57	0.39		1.38	1.77	(0.39)		—	(0.39)
2009 - R	6.57	0.36		1.39	1.75	(0.33)		—	(0.33)

2008 - A	9.75	0.35		(2.92)	(2.57)	(0.39	)(e)	(0.22)	(0.61)
2008 - C	9.74	0.29		(2.92)	(2.63)	(0.33	)(e)	(0.22)	(0.55)
2008 - Institutional	9.75	0.38		(2.92)	(2.54)	(0.42	)(e)	(0.22)	(0.64)
2008 - IR	9.75	0.37		(2.92)	(2.55)	(0.41	)(e)	(0.22)	(0.63)
2008 - R	9.75	0.33		(2.91)	(2.58)	(0.38	)(e)	(0.22)	(0.60)

FOR THE PERIOD ENDED DECEMBER 31,

2007 - A (Commenced March 30, 2007)	10.00	0.34	(f)	(0.25)	0.09	(0.34)		—	(0.34)
2007 - C (Commenced March 30, 2007)	10.00	0.31	(f)	(0.27)	0.04	(0.30)		—	(0.30)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.36	(f)	(0.24)	0.12	(0.37)		—	(0.37)
2007 - IR (Commenced November 30, 2007)	9.97	0.12		(0.19)	(0.07)	(0.15)		—	(0.15)
2007 - R (Commenced November 30, 2007)	9.97	0.11		(0.18)	(0.07)	(0.15)		—	(0.15)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Includes a distribution from capital of $0.03 per share.

(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.07% of average net assets.

(g)	Annualized.

(h)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$8.58	12.36%	$14,054	0.57%		1.44%		4.00%		70%
8.62	11.46	8,130	1.32		2.19		3.31		70
8.56	12.83	7,614	0.17		1.04		4.31		70
8.57	12.66	501	0.32		1.19		4.49		70
8.61	12.00	45	0.82		1.69		3.78		70

7.96	27.39	10,619	0.57		1.76		5.44		34
8.00	26.53	4,674	1.32		2.51		4.64		34
7.95	27.92	9,708	0.17		1.36		5.73		34
7.95	27.73	9	0.32		1.51		5.57		34
7.99	27.23	9	0.82		2.01		5.07		34

6.57	(26.81)	5,305	0.57		2.17		4.03		98
6.56	(27.36)	3,188	1.32		2.92		3.33		98
6.57	(26.59)	7,541	0.17		1.77		4.38		98
6.57	(26.75)	7	0.32		1.92		4.25		98
6.57	(27.01)	7	0.82		2.42		3.74		98

9.75	0.83	5,969	0.64	(f)(g)	3.36	(f)(g)	4.50	(f)(g)	36
9.74	0.24	2,960	1.39	(f)(g)	4.11	(f)(g)	4.08	(f)(g)	36
9.75	1.20	11,934	0.24	(f)(g)	2.96	(f)(g)	4.74	(f)(g)	36
9.75	(0.67)	10	0.32	(g)	0.68	(g)	1.17	(h)	36
9.75	(0.71)	10	0.82	(g)	1.18	(g)	1.13	(h)	36

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fund of Funds Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Income Strategies Portfolio (collectively the “Goldman Sachs Fund of Funds Portfolios”), portfolios of Goldman Sachs Trust, at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Goldman Sachs Fund of Funds Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion. Except for the Goldman Sachs Income Strategies Portfolio the financial highlights of the Goldman Sachs Fund of Funds Portfolios for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 23, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2011

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Income Strategies Portfolio
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	7/1/10	12/31/10		12/31/10*	7/1/10	12/31/10		12/31/10*	7/1/10	12/31/10		12/31/10*	7/1/10	12/31/10		12/31/10*	7/1/10	12/31/10		12/31/10*
Class A
Actual	$1,000.00	$1,112.20		$3.16	$1,000.00	$1,244.50		$3.36	$1,000.00	$1,159.50		$3.23	$1,000.00	$1,207.50		$3.31	$1,000.00	$1,129.80		$3.08
Hypothetical 5% return	1,000.00	1,022.21	+	3.03	1,000.00	1,022.21	+	3.03	1,000.00	1,022.21	+	3.03	1,000.00	1,022.21	+	3.03	1,000.00	1,022.31	+	2.93

Class B
Actual	1,000.00	1,107.90		7.14	1,000.00	1,240.70		7.59	1,000.00	1,154.80		7.30	1,000.00	1,203.50		7.46	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	N/A	N/A		N/A

Class C
Actual	1,000.00	1,108.00		7.14	1,000.00	1,240.60		7.59	1,000.00	1,154.20		7.30	1,000.00	1,203.10		7.46	1,000.00	1,124.90		7.09
Hypothetical 5% return	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	1,000.00	1,018.53	+	6.74

Institutional
Actual	1,000.00	1,114.30		1.03	1,000.00	1,246.50		1.10	1,000.00	1,162.40		1.06	1,000.00	1,210.80		1.08	1,000.00	1,130.80		0.93
Hypothetical 5% return	1,000.00	1,024.23	+	0.99	1,000.00	1,024.23	+	0.99	1,000.00	1,024.23	+	0.99	1,000.00	1,024.23	+	0.99	1,000.00	1,024.33	+	0.89

Service
Actual	1,000.00	1,111.40		3.69	1,000.00	1,244.40		3.93	1,000.00	1,158.10		3.78	1,000.00	1,207.40		3.86	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,021.71	+	3.54	1,000.00	1,021.71	+	3.54	1,000.00	1,021.71	+	3.54	1,000.00	1,021.71	+	3.54	N/A	N/A		N/A

Class IR
Actual	1,000.00	1,113.70		1.83	1,000.00	1,245.40		1.95	1,000.00	1,160.20		1.87	1,000.00	1,209.30		1.92	1,000.00	1,131.30		1.74
Hypothetical 5% return	1,000.00	1,023.47	+	1.75	1,000.00	1,023.47	+	1.76	1,000.00	1,023.47	+	1.75	1,000.00	1,023.47	+	1.76	1,000.00	1,023.57	+	1.65

Class R
Actual	1,000.00	1,110.30		4.49	1,000.00	1,242.60		4.78	1,000.00	1,159.00		4.60	1,000.00	1,206.50		4.70	1,000.00	1,127.50		4.39
Hypothetical 5% return	1,000.00	1,020.95		4.30	1,000.00	1,020.95	+	4.30	1,000.00	1,020.95	+	4.30	1,000.00	1,020.95	+	4.30	1,000.00	1,021.07	+	4.17

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Balanced Strategy	0.59%	1.34%	1.34%	0.19%	0.69%	0.34%	0.84%
Equity Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth and Income Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Income Strategies	0.57	N/A	1.32	0.17	N/A	0.32	0.82

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)
Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2010, the Trust consisted of 82 portfolios, 78 of which were offered to the public) Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of February 28, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Goldman Sachs Fund of Funds Portfolios — Tax Information (Unaudited)

For the fiscal year ended December 31, 2010, 9.84%, 37.10%, 15.83%, 24.21%, and 9.04% of the dividends paid from net investment company taxable income by the Goldman Sachs Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Income Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2010, 24.95%, 77.55%, 36.68%, 51.85%, and 23.05% of the dividends paid from net investment company taxable income by the Goldman Sachs Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Income Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $717.1 billion in assets under management as of December 31, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Treasury
Instruments Fund
■ Financial Square Treasury
Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 4
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
■ Satellite Strategies Portfolio

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global
Equity Portfolio
■ Tax Advantaged Global
Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[4]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso*	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel
*Effective August 19, 2010

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolios’ entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

A summary prospectus, if available, or a Prospectus for the Fund containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Fund.

©2011 Goldman Sachs. All rights reserved.  48134.MF.OTU FFAR11 / 146K / 02-11

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,051,975	$2,679,850	Financial Statement audits.

Audit-Related Fees:

• PwC	$107,725	$181,992	Other attest services. $17,800 represents fees borne by the Funds’ adviser in 2009 in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$706,270	$685,440	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. $28,275 represents fees borne by the Funds’ adviser in 2010 in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,333,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended December 31, 2010 and December 31, 2009 were approximately $813,995 and $867,432 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $6.4 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 3, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	March 3, 2011